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
World Omni Auto Receivables Trust 2000-A
Monthly Servicer Certificate
December 31, 2000
                                                            Aggregate Note
Aggregate Note Amount                                       Amount
Original                                                    765,976,000.00

Note Balance @ 11/30/00                                     618,881,846.57
Principal collections & defaulted receivables                22,712,032.73

Note Balance @ 12/31/00                                     596,169,813.84

                                                            Class A-1
Note Amount                                                 Note Amount

Original                                                    158,884,000.00

Note Balance @ 11/30/00                                      11,789,846.57
Principal collections & defaulted receivables                11,789,846.57

Note Balance @ 12/31/00                                               0.00

                                                            Class A-2
Note Amount                                                 Note Amount

Original                                                    321,019,000.00

Note Balance @ 11/30/00                                     321,019,000.00
Principal collections & defaulted receivables                10,922,186.16

Note Balance @ 12/31/00                                     310,096,813.84

                                                            Class A-3
Note Amount                                                 Note Amount

Original                                                    168,637,000.00

Note Balance @ 11/30/00                                     168,637,000.00
Principal collections & defaulted receivables                            -

Note Balance @ 12/31/00                                     168,637,000.00

                                                            Class A-4
Note Amount                                                 Note Amount

Original                                                    117,436,000.00

Note Balance @ 11/30/00                                     117,436,000.00
Principal collections & defaulted receivables                            -

Note Balance @ 12/31/00                                     117,436,000.00




Distributable Amounts                                       Total

Interest Distributable Amount                                 3,662,735.69
Principal Distributable Amount                               22,712,032.73

Total                                                        26,374,768.42

Distributable Amounts                                       Class A-1

Interest Distributable Amount                                    70,148.22
Principal Distributable Amount                               11,789,846.57

Total                                                        11,859,994.79

Distributable Amounts                                       Class A-2

Interest Distributable Amount                                 1,885,986.63
Principal Distributable Amount                               10,922,186.16

Total                                                        12,808,172.79

Distributable Amounts                                       Class A-3

Interest Distributable Amount                                 1,001,984.84
Principal Distributable Amount                                        0.00

Total                                                         1,001,984.84

Distributable Amounts                                       Class A-4

Interest Distributable Amount                                   704,616.00
Principal Distributable Amount                                        0.00

Total                                                           704,616.00



Note Factors                                                Series A-1                   Series A-2

                                          12/31/00                    0.0000000%                  96.5976512%

Note Factors                                                Series A-3                   Series A-4

                                          12/31/00                  100.0000000%                 100.0000000%



Pool Data                                                   $                            #

Original Pool Balance                                       812,707,273.18                    62,718
Pool Balance at 11/30/00                                    665,613,119.75                    57,858
Principal Payments                                           21,707,375.27                       735
Defaulted Receivables                                         1,004,657.46                        72
Pool Balance at 12/31/00                                    642,901,087.02                    57,051
Receivables with APRs < 8.75%                               437,755,918.51                    40,842
Weighted Average APR                                                  8.38%




Account Balances                                            Advance                      Reserve Fund

Balance as of  11/30/00                                          97,279.18                25,409,530.47
Balance as of  12/31/00                                         125,846.41                24,897,962.05
Change                                                           28,567.23                  (511,568.42)
Yield Supplement Percentage                                                                        3.22%
Reserve Fund Requirement                                                                  24,254,581.58
Reserve Fund Supplemental Requirement/(Excess)                                              (643,380.47)




Distribution per $1,000                                     Total

Distribution Amount                                                  34.4328914

Interest Distribution Amount                                          4.7817891
Interest Carryover Shortfall                                          0.0000000

Principal Distribution Amount                                        29.6511023
Principal Carryover Shortfall                                         0.0000000


Distribution per $1,000                                     Class A-1

Distribution Amount                                                  74.6456207

Interest Distribution Amount                                          0.4415059
Interest Carryover Shortfall                                          0.0000000

Principal Distribution Amount                                        74.2041148
Principal Carryover Shortfall                                         0.0000000


Distribution per $1,000                                     Class A-2

Distribution Amount                                                 39.8984882

Interest Distribution Amount                                         5.8750000
Interest Carryover Shortfall                                         0.0000000

Principal Distribution Amount                                       34.0234882
Principal Carryover Shortfall                                        0.0000000


Distribution per $1,000                                     Class A-3

Distribution Amount                                                   5.9416667

Interest Distribution Amount                                          5.9416667
Interest Carryover Shortfall                                          0.0000000

Principal Distribution Amount                                         0.0000000
Principal Carryover Shortfall                                         0.0000000


Distribution per $1,000                                     Class A-4

Distribution Amount                                                   6.0000000

Interest Distribution Amount                                          6.0000000
Interest Carryover Shortfall                                          0.0000000

Principal Distribution Amount                                         0.0000000
Principal Carryover Shortfall                                         0.0000000





Servicing Fee                                               Total

Amount of Servicing Fee Paid                                    554,677.60
Total Unpaid                                                          0.00





Delinquent Receivables                                      #                            $

Past Due 31-60 days                                                 804                    9,742,326.56
Past Due 61-90 days                                                 121                    1,455,900.12
Past Due 91 + days                                                   49                      631,175.86

 Total                                                              974                   11,829,402.54
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